SUPPLEMENT Dated December 15, 2010
To The Current Prospectus For

ING GoldenSelect Empire PrimElite
Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

ING GoldenSelect Granite PrimElite
Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

And

ING PrimElite
Issued by ING USA Annuity and Life Insurance Company
Through its Separate Account EQ

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. The following information only affects you if you currently invest or plan to invest in a subaccount that corresponds to the funds referenced below.
If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

I. Information Regarding Fund Changes and Fund Availability

1. Effective after the close of business on or about January 21, 2011 the ING Growth and Income Portfolio
(Class I) will be closed to new investments. Unless you provide us with alternative allocation instructions, any subsequent allocation(s) designated to the subaccount that invests in the ING Growth and Income Portfolio (Class I)
will be allocated proportionally among the other subaccount(s) in your current allocation.

2. Effective after the close of business on or about January 21, 2011 the following investment portfolio will be added under your Contract. The sections in the prospectus regarding investment portfolios will be revised accordingly:

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Variable Funds
ING Growth and Income Portfolio	Investment Adviser: ING	Seeks to maximize total return through
(Class ADV)	Investments, LLC	investments in a diversified portfolio of
	Investment Subadviser: ING	common stock and securities convertible
	Investment Management Co.	into common stocks.

PRIME-10A	1	12/15/2010

II. Notice of Upcoming Fund Reorganization

Effective after the close of business on or about January 21, 2011, the following Disappearing Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING American Funds Growth-Income Portfolio	ING Growth and Income Portfolio (Class ADV)

Information Regarding the Portfolio Reorganization:

The Board of Trustees of ING Investors Trust and the Board of Directors of ING Partners, Inc. have approved proposals for the reorganization referenced above. The reorganization is also subject to shareholder approval. If shareholder approval is obtained, each reorganization is expected to take place on or about January 21, 2011, resulting in a shareholder of a given Disappearing Portfolio becoming a shareholder of the corresponding Surviving Portfolio.
Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the
Disappearing Portfolio, and the Disappearing Portfolio will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to a given Disappearing
Portfolio will be automatically allocated to the corresponding Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at 1-800-366-0066.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing Portfolios as being available under the contract are deleted and all references to them will be replaced by the corresponding Surviving
Portfolio.

III. Other Information

ING Funds Distributor, LLC has changed its name to ING Investments Distributor, LLC. All references to ING
Funds Distributor, LLC in the current Prospectuses and Statements of Additional Information are hereby replaced with ING Investments Distributor, LLC.

PRIME-10A	2	12/15/2010